                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                             NATIONWIDE MUTUAL FUNDS
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:_____________

2)  Aggregate number of securities to which transaction applies:________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):________________________________

4)  Proposed maximum aggregate value of transaction:____________________________

5)  Total fee paid:_____________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:_____________________________________________________

2)  Form, Schedule or Registration Statement No.:_______________________________

3)  Filing Party:_______________________________________________________________

4)  Date Filed:_________________________________________________________________

                            NATIONWIDE MUTUAL FUNDS


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of each Fund of Nationwide Mutual Funds:


     Notice is hereby given that an Annual Meeting of Shareholders of each of the series or portfolios (singly a "Fund" and collectively the "Funds") of Nationwide Mutual Funds, an Ohio business trust (the "Trust"), will be held on Wednesday, July 26, 2000, at 10:30 a.m., E.D.S.T., at 215 South Front Street, Lower Level, Room G, Columbus, Ohio 43215. The purpose of the Meeting is to consider and act on the following matters:


      1. To elect a Board of Trustees;

      2. To ratify the selection of KPMG LLP, independent public accountants, as auditors to be employed by the Trust for the fiscal year ending October 31, 2000;

      3. To amend the fundamental investment policy for each Fund regarding making loans;

      4. To amend the fundamental investment policy for each Fund regarding commodities and commodities contracts;


      5. To amend the fundamental investment policy regarding real estate for each of the Mid Cap Growth Fund, Growth Fund, Nationwide Fund, Bond Fund, Tax-Free Income Fund, Long-Term U.S. Government Bond Fund, Intermediate U.S. Government Bond Fund, Money Market Fund, Morley Capital Accumulation Fund, Morley Enhanced Income Fund, Value Opportunities Fund, High Yield Bond Fund, S&P 500 Index Fund, Small Cap Index Fund, Mid Cap Market Index Fund, International Index Fund and Bond Index Fund;



      6. To amend the fundamental investment policy regarding borrowing and issuing senior securities for each of the Prestige Large Cap Value Fund, Prestige Large Cap Growth Fund, Prestige Small Cap Fund, Prestige Balanced Fund and Prestige International Fund;



      7. To amend the fundamental investment policy with respect to diversification for each of the Morley Enhanced Income Fund, Value Opportunities Fund and High Yield Bond Fund;



      8. To approve the reclassification of the fundamental investment objective as nonfundamental for each of the Mid Cap Growth Fund, Growth Fund, Nationwide Fund, Bond Fund, Tax-Free Income Fund, Long-Term U.S. Government Bond Fund, Intermediate U.S. Government Bond Fund, Money Market Fund, S&P 500 Index Fund, Prestige Large Cap Value Fund, Prestige Large Cap Growth Fund, Prestige Small Cap Fund, Prestige Balanced Fund and Prestige International Fund;



      9. To approve an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Mid Cap Growth Fund, and Villanova Mutual Fund Capital Trust, as investment adviser to such Fund, to increase the investment advisory fees for such Fund; and

     10. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.


     With respect to the Nationwide separate accounts who are shareholders of the Trust, Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") hereby solicit and agree to vote the shares of the Funds at the Meeting in accordance with timely instructions received from owners of variable annuity contracts and variable life insurance policies ("variable contracts") having contract values allocated to Nationwide's separate accounts invested in shares of the Funds.



     As a shareholder of record at the close of business of May 12, 2000, you have the right to direct the persons listed on the enclosed proxy on how your shares in the Fund(s) should be voted. If you are a variable contract owner of record at the close of business of May 12, 2000, you have the right to instruct Nationwide as to the manner in which the Fund shares attributable to your variable contract should be voted. To assist you, a proxy or a proxy/voting instruction form is enclosed. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted on at the Meeting or any adjournment(s) thereof.


                                                   By Order of the Trustees,
                                                   /s/ Elizabeth A. Davin
                                                   Elizabeth A. Davin, Secretary


June 15, 2000


                             YOUR VOTE IS IMPORTANT


IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, WE URGE YOU TO COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY OR PROXY/VOTING INSTRUCTION FORM. FOR YOUR CONVENIENCE, THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.

                                PROXY STATEMENT


                    FOR AN ANNUAL MEETING OF SHAREHOLDERS OF
                            NATIONWIDE MUTUAL FUNDS
                            TO BE HELD JULY 26, 2000


                           GENERAL VOTING INFORMATION


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Nationwide Mutual Funds, an Ohio business trust (the "Trust"), to be used in connection with an Annual Meeting of Shareholders (the "Meeting") of all series or portfolios of the Trust (singly a "Fund" and collectively the "Funds") to be held at 10:30 a.m., E.D.S.T., on Wednesday, July 26, 2000. The Meeting will be conducted at 215 South Front Street, Lower Level, Room G, Columbus, Ohio 43215. The principal executive offices of the Trust are located at Three Nationwide Plaza, Columbus, Ohio 43215. The Trustees have fixed the close of business on May 12, 2000, as the record date (the "Record Date") for the determination of shareholders of the Trust entitled to notice of and to vote at the Meeting.



     This Proxy Statement is being furnished in connection with the solicitation of proxies from shareholders and of voting instructions by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") from owners of certain variable annuity contracts and variable insurance policies (collectively, "variable contracts") having contract values on the Record Date allocated to a subaccount of a Nationwide separate account invested in shares of the Funds. The approximate date on which this Proxy Statement and forms of proxy are first being sent to shareholders is on or about June 21, 2000.



     Shareholders of record on the Record Date are entitled to one vote for each share and a proportionate fractional vote for any fraction of a share as to each issue on which such shareholders are entitled to vote. The following table sets forth the number of shares of beneficial interest ("Shares") of each of the Funds which were outstanding as of the Record Date and are therefore entitled to vote at the Meeting:



FUND                                                          SHARES OUTSTANDING
----                                                          ------------------
Mid Cap Growth Fund.........................................          878,650
Growth Fund.................................................       60,337,340
Nationwide Fund.............................................       74,119,319
Bond Fund...................................................       13,278,139
Tax-Free Income Fund........................................       21,998,393
Long-Term U.S. Government Bond Fund.........................        3,115,467
Intermediate U.S. Government Bond Fund......................       10,743,962
Money Market Fund...........................................    1,395,864,845
S&P 500 Index Fund..........................................       15,497,405
Morley Capital Accumulation Fund............................        1,550,611
Morley Enhanced Income Fund.................................        1,117,075
Value Opportunities Fund....................................          188,676
High Yield Bond Fund........................................       10,744,087
Prestige Large Cap Value Fund...............................        2,886,837
Prestige Large Cap Growth Fund..............................        3,392,505

FUND                                                          SHARES OUTSTANDING
----                                                          ------------------
Prestige Small Cap Fund.....................................        2,097,419
Prestige Balanced Fund......................................          853,719
Prestige International Fund.................................        1,397,905
Small Cap Index Fund........................................            2,740
International Index Fund....................................           25,788
Bond Index Fund.............................................            6,346
Mid Cap Market Index Fund...................................          501,087
Investor Destinations Aggressive Fund.......................            3,000
Investor Destinations Moderately Aggressive Fund............            3,000
Investor Destinations Moderate Fund.........................            3,000
Investor Destinations Moderately Conservative Fund..........            3,000
Investor Destinations Conservative Fund.....................            3,000



     Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. The persons named as proxies on the enclosed proxy will vote the Shares of each Fund at the Meeting in accordance with the timely instructions received from shareholders. If a duly executed and dated proxy is received that does not specify a choice (for, against or abstain), the persons named as proxies will consider its timely receipt as an instruction to vote in favor of the proposal(s) to which it relates. Shareholders may revoke previously submitted proxies at any time prior to the Meeting by submitting to the Trust a subsequently dated proxy, delivering to the Trust a written notice of revocation or otherwise giving notice of revocation in open Meeting, in all cases prior to the exercise of the authority granted in the proxy. If Shares are held in an account at a brokerage firm or bank, the shareholder should contact such brokerage firm or bank to change a vote.



     With respect to the Nationwide separate accounts, Nationwide will vote the Shares of each Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide will vote Shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received. If a duly executed and dated proxy/voting instruction form is received that does not specify a choice, Nationwide will consider its timely receipt as an instruction to vote in favor of the proposal(s) to which it relates. Variable contract owners may revoke previously submitted voting instructions given to Nationwide at any time prior to the Meeting by submitting to Nationwide subsequently dated voting instructions, delivering to Nationwide a written notice of revocation or otherwise giving notice of revocation in open Meeting, in all cases prior to the exercise of the authority granted in the proxy/voting instruction form.


     THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORTS TO SHAREHOLDERS AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, ONCE AVAILABLE, UPON REQUEST, WHICH REQUEST MAY BE MADE EITHER BY WRITING TO THE TRUST AT THE ADDRESS ABOVE OR BY CALLING TOLL-FREE (800) 848-0920. THE APPLICABLE ANNUAL REPORTS AND SEMI-ANNUAL REPORTS WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF RECEIPT OF YOUR REQUEST.

     At the Meeting, shareholders will be voting either together as a group without regard to Fund or separately by Fund, depending on the proposal being considered.

     The following table summarizes the proposals on which shareholders are being asked to vote (singly a "Proposal" and collectively the "Proposals") and indicates which shareholders are eligible to vote on each Proposal. Proposals 1 and 2 will be voted upon by all Funds as a group; Proposals 3 and 4 will be voted upon by all Funds voting individually by Fund; Proposals 5, 6, 7 and 8 will be voted upon by only those Funds to which they specifically relate, voting individually by Fund; and Proposal 9 will be voted upon only by the shareholders of the Mid Cap Growth Fund.


                                                         SHAREHOLDERS WHO WILL
PROPOSAL         BRIEF DESCRIPTION OF PROPOSAL           VOTE ON THE PROPOSAL
--------         -----------------------------           ---------------------
Proposal 1  To elect a Board of Trustees               Shareholders of all Funds
                                                       voting together as a group

Proposal 2  To ratify the selection of KPMG LLP as     Shareholders of all Funds
            auditors                                   voting together as a group

Proposal 3  To amend the fundamental investment        Shareholders of all Funds
            policy for each Fund regarding making      Voting Separately by Fund
            loans

Proposal 4  To amend the fundamental investment        Shareholders of all Funds
            policy for each Fund regarding             Voting Separately by Fund
            commodities and commodities contracts
Proposal 5  To amend the fundamental investment        Shareholders of Such Funds
            policy regarding real estate for each of   Voting Separately by Fund
            the following Funds:
            - Mid Cap Growth Fund
            - Growth Fund
            - Nationwide Fund
            - Bond Fund
            - Tax-Free Income Fund
            - Long-Term U.S. Government Bond Fund
            - Intermediate U.S. Government Bond Fund
            - Money Market Fund
            - Morley Capital Accumulation Fund
            - Morley Enhanced Income Fund
            - Value Opportunities Fund
            - High Yield Bond Fund
            - S&P 500 Index Fund
            - Small Cap Index Fund
            - Mid Cap Market Index Fund
            - International Index Fund
            - Bond Index Fund

                                                         SHAREHOLDERS WHO WILL
PROPOSAL         BRIEF DESCRIPTION OF PROPOSAL           VOTE ON THE PROPOSAL
--------         -----------------------------           ---------------------
Proposal 6  To amend the fundamental investment        Shareholders of Such Funds
            policy regarding borrowing and issuing     Voting Separately by Fund
            senior securities for each of the
            following Funds:
            - Prestige Large Cap Value Fund
            - Prestige Large Cap Growth Fund
            - Prestige Small Cap Fund
            - Prestige Balanced Fund
            - Prestige International Fund
Proposal 7  To amend the fundamental investment        Shareholders of Such Funds
            policy with respect to diversification     Voting Separately by Fund
            for each of the following Funds:
            - Morley Enhanced Income Fund
            - Value Opportunities Fund
            - High Yield Bond Fund
Proposal 8  To approve the reclassification of the     Shareholders of Such Funds
            fundamental investment objective as        Voting Separately by Fund
            nonfundamental for each of the following
            Funds:
            - Mid Cap Growth Fund
            - Growth Fund
            - Nationwide Fund
            - Bond Fund
            - Tax-Free Income Fund
            - Long-Term U.S. Government Bond Fund
            - Intermediate U.S. Government Bond Fund
            - Money Market Fund
            - S&P 500 Index Fund
            - Prestige Large Cap Value Fund
            - Prestige Large Cap Growth Fund
            - Prestige Small Cap Fund
            - Prestige Balanced Fund
            - Prestige International Fund
Proposal 9  To approve an amendment to the investment  Shareholders of the Mid Cap
            advisory agreement between the Trust, on   Growth Fund only
            behalf of the Mid Cap Growth Fund, and
            Villanova Mutual Fund Capital Trust to
            increase the investment advisory fees for
            such Fund



     The Trust knows of no business other than that mentioned in Proposals 1 through 9 as described above which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment. If a quorum is not present at the Meeting for a particular Proposal or if a quorum is present but sufficient votes to approve such Proposal are not received, the persons named as proxies may vote to approve those Proposals for which sufficient votes have been received and may propose one or more adjournments of the Meeting to permit further solicitation of proxies for those Proposals for which sufficient votes have NOT been received, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders.


                       PROPOSAL 1 -- ELECTION OF TRUSTEES


     It is the present intention that the proxies will be used for the purposes of voting in favor of the election of each of the following nominees as Trustee to hold office until the next meeting of shareholders called for the purpose of electing Trustees and until his or her successor is elected and qualified. Each of the nominees (except for Messrs. Allen, Hondros and Gasper, Ms. Cholmondeley and Ms. Hennigar) presently is a Trustee of the Trust. Pursuant to Rule 14a-4(d) under the Securities Exchange Act of 1934, as amended, each nominee has consented to be named in this Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.



NAME, AGE AND                  PRINCIPAL OCCUPATION(S)            A TRUSTEE OF
POSITION WITH THE TRUST        DURING PAST FIVE YEARS            THE TRUST SINCE
-----------------------        -----------------------           ---------------
Charles E. Allen          Mr. Allen has been Chairman,       Not currently a Trustee
  Age 52                  Chief Executive Officer and
                          President of the Graimark family
                          of companies since 1988 (real
                          estate development, investment
                          and asset management).

Paula H. J. Cholmondeley  Ms. Cholmondeley has been Vice     Not currently a Trustee
  Age 50                  President and General Manager of
                          Specialty Products at Sappi Fire
                          Paper North America since 1998.
                          From 1992 to 1998, she held
                          various positions with Owens
                          Corning, including Vice President
                          & General Manager of the
                          Residential Insulation Division
                          (1997 to 1998), President of the
                          MIRAFLEX Fibers Division (1994 to
                          1997), and Vice President of
                          Business Development and Global
                          Sourcing (1992 to 1994).

C. Brent DeVore           Dr. DeVore has been President of            1998
  Age 59                  Otterbein College since 1984.
  Trustee

NAME, AGE AND                  PRINCIPAL OCCUPATION(S)            A TRUSTEE OF
POSITION WITH THE TRUST        DURING PAST FIVE YEARS            THE TRUST SINCE
-----------------------        -----------------------           ---------------
Robert M. Duncan          Since 1999, Mr. Duncan has worked           1998
  Age 72                  as an arbitration and mediation
  Trustee                 consultant. From 1996 to 1999,
                          Mr. Duncan was a member of the
                          Ohio Elections Commission since
                          1996. He was formerly Vice
                          President and General Counsel of
                          The Ohio State University and
                          Secretary to the Board of
                          Trustees of The Ohio State
                          University from 1992 to 1996.

*Joseph J. Gasper         Mr. Gasper has been Director,      Not currently a Trustee
  Age 56                  President and Chief Operating
                          Officer of Nationwide Financial
                          Services, Inc. since December,
                          1996 and of Nationwide Life
                          Insurance Company since April
                          1996. Prior to that and since
                          August 1992, he was Executive
                          Vice President and Senior Vice
                          President for Nationwide
                          Insurance.

Barbara Hennigar          Ms. Hennigar has been Chairman of  Not currently a Trustee
  Age 64                  OppenheimerFunds Services and
                          Shareholder Services Inc. since
                          October 1999. Prior to that and
                          since July 1992, she served as
                          President and Chief Executive
                          Officer of OppenheimerFunds
                          Services.

NAME, AGE AND                  PRINCIPAL OCCUPATION(S)            A TRUSTEE OF
POSITION WITH THE TRUST        DURING PAST FIVE YEARS            THE TRUST SINCE
-----------------------        -----------------------           ---------------
*Paul J. Hondros          Mr. Hondros has been President     Not currently a Trustee
  Age 51                  and Chief Executive Officer of
                          Villanova Mutual Fund Capital
                          Trust, Villanova Capital, Inc.
                          and Villanova SA Trust since
                          1999. From October 1997 through
                          October 1998, Mr. Hondros served
                          as President and Chief Operations
                          Officer of Pilgrim Baxter and
                          Associates, Ltd. (investment
                          management firm) and its
                          affiliated fixed income
                          investment management arm,
                          Pilgrim Baxter Value Investors,
                          Inc. and as Executive Vice
                          President to the PBHG Funds, PBHG
                          Insurance Series Funds and PBHG
                          Adviser Funds. Prior thereto, he
                          served and President and Chief
                          Operating Officer of Fidelity
                          Investments Retail Group from
                          1996 through 1997 and as
                          President and Chief Executive
                          Officer of Fidelity Investments
                          Institutional Services Co. from
                          1990 through 1997.

Thomas J. Kerr IV         Dr. Kerr has been President                 1998
  Age 66                  Emeritus of Kendall College
  Trustee                 located in Evanston, Illinois
                          since 1996. He was formerly
                          President of Kendall College.

Douglas F. Kridler        Mr. Kridler has been President              1998
  Age 44                  and Executive Director of CAPA
  Trustee                 (the Columbus Association for the
                          Performing Arts) since 1984.

*Dimon R. McFerson        Mr. McFerson has been Chairman              1998
  Age 63                  and Chief Executive Officer of
  Chairman and Trustee    the Nationwide Insurance and of
                          Nationwide Advisory Services,
                          Inc. since December 1992 and
                          Chairman and Chief Executive
                          Officer -- Nationwide of
                          Villanova Capital, Inc. since
                          March 1999.

*Arden L. Shisler         Mr. Shisler has been President              2000
  Age 58                  and Chief Executive Officer of
  Trustee                 K&B Transport, Inc., a trucking
                          firm, since January 1992.

NAME, AGE AND                  PRINCIPAL OCCUPATION(S)            A TRUSTEE OF
POSITION WITH THE TRUST        DURING PAST FIVE YEARS            THE TRUST SINCE
-----------------------        -----------------------           ---------------
David C. Wetmore          Mr. Wetmore has been a Managing             1998
  Age 52                  Director of Updata Capital, a
  Trustee                 mergers and acquisitions and
                          venture capital firm, since 1995.
                          He is also a director of Career
                          Builder, Inc. and Walker
                          Interactive Systems, Inc.


---------------

* Each of Messrs. Gasper, Hondros, McFerson and Shisler is considered an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), because each is an officer and/or director of the Trust's investment adviser, principal underwriter and/or a parent thereof.


     Except for Messrs. Allen, Hondros, and McFerson, Ms. Cholmondeley and Ms. Hennigar, each nominee for Trustee is also currently a trustee of Nationwide Separate Account Trust ("NSAT") and of Nationwide Asset Allocation Trust ("NAAT"). NSAT and NAAT are registered investment companies.


     The Board currently does not have a standing audit committee or nominating committee. However, the Board has created such committees which will be established after the election of Trustees. Subject to the election of the Trustee nominees listed above, the Board's Audit Committee members will be Messrs. Wetmore and Allen and Ms. Cholmondeley, and the Board's Nominating and Governance Committee members will be Messrs. Duncan, DeVore and Kerr. The Audit Committee will be responsible for consulting with, reviewing and recommending to the full Board the Trust's independent auditors and reviewing the results of the audit of the Trust's financial statements. The Nominating and Governance Committee will be responsible for selecting and nominating persons for election or appointment to the Board or to Board Committees and for considering and recommending to the full Board matters relating to Board governance. Since it has not yet formally commenced its operation, the Nominating and Governance Committee has not yet determined whether or not it will consider recommendations by shareholders.



     During the fiscal year ended October 31, 1999, no Trustee or officer who is an officer of Villanova Mutual Fund Capital Trust ("VMF"), investment adviser for certain of the Funds, or of any of its affiliates or who is affiliated with any subadviser for any of the Funds received any remuneration from the Trust for serving in such capacities.


     A plurality of the votes cast at a meeting of shareholders at which a quorum is present is required for the election of Trustees.

 FURTHER INFORMATION REGARDING THE TRUSTEES AND EXECUTIVE OFFICERS


     The following table sets forth information on beneficial ownership of Shares of the Funds by each Trustee, nominee for Trustee and executive officer of the Trust as of May 12, 2000.



                                                                       NUMBER OF
                                                                         SHARES
                                                                      BENEFICIALLY
NAME OF FUND                       NAME OF BENEFICIAL OWNER              OWNED*
------------                       ------------------------           ------------
Growth Fund                        C. Brent DeVore                      4,438.42
                                   Robert M. Duncan                     1,716.02
                                   Joseph J. Gasper                   4,927.19(1)
                                   Paul J. Hondros                     679.35(1)
                                   Thomas J. Kerr IV                    2,857.83
Nationwide Fund                    C. Brent DeVore                      2,895.26
                                   Robert M. Duncan                     2,224.18
                                   Paul J. Hondros                     561.36(1)
                                   Thomas J. Kerr IV                    2,872.65
                                   David C. Wetmore                    13,308.32
Bond Fund                          Robert M. Duncan                       282.20
                                   Thomas J. Kerr IV                    1,276.18
Tax-Free Income Fund               Robert M. Duncan                     2,577.73
Intermediate U.S. Government       Robert M. Duncan                     1,328.93
  Bond Fund                        Thomas J. Kerr IV                      158.91
Money Market Fund                  Robert M. Duncan                    16,864.53
                                   Thomas J. Kerr IV and                4,534.24
                                   Donna Lawton Kerr
                                   Arden L. Shisler                    37,786.90


---------------

* As of May 12, 2000, the Trustees and executive officers of the Trust as a group owned beneficially fewer than 1% of the outstanding Shares of the Trust or of any of the Funds.



(1) Represents units in the Nationwide 401(k) Plan.


     During the fiscal year ended October 31, 1999, the Trust's Board of Trustees held five meetings. Other than Mr. McFerson, each of the current Trustees attended at least 75% of those meetings. Messrs. Allen, Hondros, Gasper and Shisler, Ms. Chomondeley and Ms. Hennigar were not trustees of the Trust during that period.

     The following table sets forth information regarding all compensation paid by the Trust to its Trustees for their services as such during the fiscal year ended October 31, 1999. The Trust has no pension or retirement plans.

                               COMPENSATION TABLE


                                                                         TOTAL
                                                    AGGREGATE      COMPENSATION FROM
                                                   COMPENSATION    THE TRUST AND THE
NAME AND POSITION WITH THE TRUST                  FROM THE TRUST     FUND COMPLEX*
--------------------------------                  --------------   -----------------
John C. Bryant(1)
  Trustee.......................................     $ 9,167            $21,167
C. Brent DeVore
  Trustee.......................................     $ 9,167            $21,167
Sue A. Doody(1)
  Trustee.......................................     $ 9,167            $21,167
Robert M. Duncan
  Trustee.......................................     $ 9,167            $21,167
Charles L. Fuellgraf, Jr.(2)
  Trustee.......................................     $ 7,500            $ 7,500
Thomas J. Kerr IV
  Trustee.......................................     $ 9,167            $21,167
Douglas F. Kridler
  Trustee.......................................     $ 9,167            $21,167
Dimon R. McFerson
  Trustee.......................................     $     0            $     0
Arden L. Shisler(3)
  Trustee.......................................     $     0            $     0
Nancy C. Thomas(4)
  Trustee.......................................     $ 9,167            $ 9,167
Harold W. Weihl(2)
  Trustee.......................................     $ 7,500            $ 7,500
David W. Wetmore
  Trustee.......................................     $ 9,167            $21,167


---------------
* For purposes of this Table, Fund Complex means one or more mutual funds which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related and means here NSAT and NAAT, as well as the Trust.

(1) Dr. Bryant and Ms. Doody are not standing for re-election as Trustees of the Trust at the Meeting.


(2) Messrs. Fuellgraf and Weihl retired from their positions as Trustees of the Trust as of May 10, 1999.


(3) Mr. Shisler was appointed to the Board of Trustees on February 9, 2000.

(4) Ms. Thomas retired from her position as Trustee of the Trust as of January 3, 2000.

EXECUTIVE OFFICERS


     The following table sets forth certain information with respect to the executive officers of the Trust:


NAME, AGE AND                        PRINCIPAL OCCUPATION              AN OFFICER OF
POSITION WITH THE TRUST            DURING THE PAST FIVE YEARS          THE TRUST SINCE
-----------------------            --------------------------          ---------------
Dimon R. McFerson          Mr. McFerson has been Chairman and Chief        May 1998
  Age 63                   Executive Officer of the Nationwide
  Chairman and Trustee     Insurance and of Nationwide Advisory
                           Services, Inc. since December 1992 and
                           Chairman and Chief Executive
                           Officer -- Nationwide of Villanova
                           Capital, Inc. since March 1999.

James F. Laird, Jr.        Since May 2000, Mr. Laird has been Senior       May 1998
  Age 43                   Vice President -- Product Development for
  Treasurer                Villanova Capital, Inc., Villanova Mutual
                           Fund Capital Trust and Villanova SA
                           Capital Trust. In addition, since April
                           1995, Mr. Laird has been Vice President --
                           General Manager of Nationwide Advisory
                           Services, Inc.


     The executive officers of the Trust are elected by the Board of Trustees and hold office until their respective successors are duly elected. None of the officers of the Trust receives compensation from the Trust for serving as an officer.

              PROPOSAL 2 -- RATIFICATION OF SELECTION OF AUDITORS


     On May 5, 2000, the Board of Trustees of the Trust, including a majority of the Board of Trustees who are not "interested persons" of the Trust, approved the selection of KPMG LLP as the auditors of the Trust for the fiscal year ending October 31, 2000. Unless instructed to the contrary in the proxy, the persons named therein intend to vote in favor of the ratification of the selection of KPMG LLP as auditors of the Trust to serve for the fiscal year ending October 31, 2000.


     Shareholders of all Funds of the Trust will vote jointly on the proposal to ratify the selection of KPMG LLP as auditors of the Trust to serve for the fiscal year ending October 31, 2000. Ratification requires the affirmative vote of a majority of the Shares of the Trust who are present at the Meeting in person or by proxy.

     A representative of KPMG LLP will be available by telephone during the Meeting with an opportunity to make a statement if the representative desires to do so and to respond to appropriate questions.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 2.

 PROPOSALS 3-7 -- ADOPTION OF STANDARDIZED INVESTMENT POLICIES REGARDING MAKING LOANS, COMMODITIES AND COMMODITIES CONTRACTS, REAL ESTATE, BORROWING, ISSUING
                     SENIOR SECURITIES AND DIVERSIFICATION


     The primary purpose of the Proposals 3 through 7, as more fully described below, is to revise several of the fundamental investment policies for certain of the Funds to conform to policies which are currently, or are expected to become, standard for all Funds of the Trust and, in some cases, for all of the funds of NSAT, another investment company managed by VMF. VMF believes that increased standardization will promote operating efficiencies and facilitate the monitoring of compliance with such fundamental investment policies by eliminating ambiguities, clarifying the Funds' investment policy limitations and establishing uniformity among the Funds of the Trust.


     Revision of the following fundamental investment policies is not expected to have any material impact on the investment techniques employed by any of the Funds at this time. Instead, VMF and the Trust believe that the revisions will contribute to the overall objective of standardization.



     The 1940 Act requires that a Fund's investment policies relating to certain matters, including loans, commodities, real estate, borrowing and diversification, be "fundamental" -- meaning that such policies may NOT be amended without the approval of a majority of that Fund's outstanding Shares. For purposes of the 1940 Act, approval of a majority of a Fund's outstanding Shares means the lesser of (a) 67% or more of the outstanding Shares of the Fund present at the Meeting, if holders of more than 50% of the Shares are present or represented by proxy, or (b) more than 50% of the Shares of that Fund.


     If Proposals 3 through 7 are adopted, the fundamental policies of some or all of the Funds relating to loans, commodities, real estate, borrowing, issuing senior securities and diversification, as described more fully below, will change. Shareholders of the Funds will be voting on Proposals 3 through 7 individually by Fund and not as a group. Therefore, whether a Proposal is approved or not approved by shareholders of a particular Fund will not affect whether or not such Proposal is approved by shareholders of another Fund. If a Proposal is not approved for a particular Fund, that fundamental policy will remain unchanged from its current version.

         PROPOSAL 3 -- AMENDMENT OF FUNDAMENTAL POLICY REGARDING LOANS

     This table sets forth the current policies regarding loans for each of the Funds and the policy on loans as proposed to be adopted by shareholders of each Fund.


FUND AND ITS CURRENT POLICY                PROPOSED POLICY (FOR ALL FUNDS)
---------------------------                -------------------------------

- Mid Cap Growth Fund                   [A Fund:] May not lend any security or
- Growth Fund                           make any other loan, except that each
- Nationwide Fund                       Fund may in accordance with its
- Bond Fund                             investment objective and policies (i)
- Tax-Free Income Fund                  lend portfolio securities, (ii)
- Long-Term U.S. Government Bond Fund   purchase and hold debt securities or
- Intermediate U.S. Government Bond     other debt instruments, including but
  Fund                                  not limited to loan participations and
- Money Market Fund                     subparticipations, assignments, and
- Morley Capital Accumulation Fund      structured securities, (iii) make
- Value Opportunities Fund              loans secured by mortgages on real
- High Yield Bond Fund                  property, (iv) enter into repurchase
- Morley Enhanced Income Fund           agreements, and (v) make time deposits
- S&P 500 Index Fund                    with financial institutions and invest
- Small Cap Index Fund                  in instruments issued by financial
- Mid Cap Market Index Fund             institutions, and enter into any other
- International Index Fund              lending arrangement as and to the
- Bond Index Fund                       extent permitted by the Investment
- Investor Destinations Aggressive      Company Act of 1940 or any rule, order
  Fund                                  or interpretation thereunder.
- Investor Destinations Moderately
  Aggressive Fund
- Investor Destinations Moderate Fund
- Investor Destinations Moderately
  Conservative Fund
- Investor Destinations Conservative
  Fund
[A Fund:] May not lend any security or
make any other loan, except that each
Fund may purchase or hold debt
securities and lend portfolio
securities in accordance with its
investment objective and policies,
make time deposits with financial
institutions and enter into repurchase
agreements.

- Prestige Large Cap Value Fund
- Prestige Large Cap Growth Fund
- Prestige Balanced Fund
- Prestige Small Cap Fund
- Prestige International Fund

FUND AND ITS CURRENT POLICY
---------------------------
[A Fund:] May not lend any security or
make any other loan except that each
Fund may, in accordance with its
investment objectives and policies,
(i) lend portfolio securities, (ii)
purchase debt securities or other debt
instruments, including but not limited
to loan participations and
subparticipations, assignments, and
structured securities, (iii) make
loans secured by mortgages on real
property, (iv) enter into repurchase
agreements, and (v) make time deposits
with financial institutions and invest
in instruments issued by financial
institutions.


     The current and proposed policies on loans permit each Fund to lend portfolio securities in accordance with its investment objectives and policies, purchase or hold debt securities, make time deposits with banks and enter into repurchase agreements. The significant difference between the current policies and the proposed policy is that the proposed policy expands lending activities of the Funds to include any other lending arrangement permitted under the 1940 Act or any rule, order or interpretation thereunder.


     The Trust and VMF are not aware of any investment techniques that a Fund might use to pursue its investment objective(s) that are not within the current policy. However, in the future new financial products may be developed in which a Fund may want to invest. Such products might fall outside the scope of the current policy. Therefore, the proposed policy is intended to give the Funds greater flexibility to enter into lending arrangements of any sort so long as such arrangements are consistent with the applicable Fund's investment objective and stated policies and are permitted under the 1940 Act and the interpretations thereof by the U.S. Securities and Exchange Commission (the "SEC").


     As is currently required, to the extent a Fund uses an investment technique or enters into an arrangement which may involve the Fund "making a loan," such policy and the related risks will be described in that Fund's current prospectus and/or statement of additional information.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 3.


    PROPOSAL 4 -- AMENDMENT OF FUNDAMENTAL POLICY REGARDING COMMODITIES AND
                             COMMODITIES CONTRACTS


     This table sets forth the current policies regarding commodities and commodities contracts for each of the Funds and the policy on commodities and commodities contracts as proposed to be adopted by shareholders of each Fund. The type of commodities contracts most commonly used by the Funds are futures contracts on securities and securities indices and forward currency contracts.


FUND AND ITS CURRENT POLICY                 PROPOSED POLICY (FOR ALL FUNDS)
---------------------------                 -------------------------------

- Mid Cap Growth Fund                    [A Fund:] May not purchase or sell
- Growth Fund                            commodities or commodities contracts,
- Nationwide Fund                        except to the extent disclosed in the
- Bond Fund                              current Prospectus or Statement of
- Tax-Free Income Fund                   Additional Information of the Fund.
- Long-Term U.S. Government Bond Fund
- Intermediate U.S. Government Bond
  Fund
- Money Market Fund
- S&P 500 Index Fund
- Prestige Large Cap Value Fund
- Prestige Large Cap Growth Fund
- Prestige Balanced Fund
- Prestige Small Cap Fund
- Prestige International Fund
- Morley Capital Accumulation Fund
[A Fund:] May not purchase or sell
commodities or commodities contracts,
except to the extent disclosed in the
current Prospectus of such Fund.

- Value Opportunities Fund
- High Yield Bond Fund
- Morley Enhanced Income Fund
- Small Cap Index Fund
- Mid Cap Market Index Fund
- International Index Fund
- Bond Index Fund
- Investor Destinations Aggressive
  Fund
- Investor Destinations Moderately
  Aggressive Fund
- Investor Destinations Moderate Fund
- Investor Destinations Moderately
  Conservative Fund
- Investor Destinations Conservative
  Fund
[A Fund:] May not purchase or sell
commodities or commodities contracts,
except to the extent disclosed in the
current Prospectus and Statement of
Additional Information of such Fund.



     The current and proposed policies each permit the Funds to enter into contracts which may be considered to be commodities contracts (e.g., futures contracts on securities or securities indices). The significant difference between the current and proposed policies is where the disclosure regarding a Fund's use of commodities is required to be made. Under the current policy, such disclosure must be in the Prospectus, and, for some Funds, also in the Statement of Additional Information. Recently the SEC amended its rules governing the Funds' disclosure obligations in their Prospectuses. Under these new rules, only those investment techniques that are "principal" to a Fund are to be disclosed in the Prospectus. Non-principal investment techniques generally are to be disclosed in the Fund's Statement of Additional Information. The proposed policy, if adopted, will allow a Fund to disclose its use of futures contracts (and other techniques which may be considered "commodities") in EITHER its Prospectus or its Statement of Additional Information depending upon whether such technique is a principal or non-principal technique of the Fund.


     Therefore, the proposed policy changes are to make the disclosure requirements for the Funds the same and to help the Funds comply with their disclosure obligations under the SEC's Rules.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 4.

      PROPOSAL 5 -- AMENDMENT OF FUNDAMENTAL POLICY REGARDING REAL ESTATE

     This table sets forth the current policies regarding real estate for certain of the Funds and the policy on real estate as proposed to be adopted by the shareholders of such Funds.


FUND AND ITS CURRENT POLICY              PROPOSED POLICY (FOR ALL SUCH FUNDS)
---------------------------              ------------------------------------

- Mid Cap Growth Fund                    [A Fund:] May not purchase or sell
- Growth Fund                            real estate, except that each Fund
- Nationwide Fund                        may (i) acquire real estate through
- Bond Fund                              ownership of securities or
- Tax-Free Income Fund                   instruments and sell any real estate
- Long-Term U.S. Government Bond Fund    acquired thereby, (ii) purchase or
- Intermediate U.S. Government Bond      sell instruments secured by real
  Fund                                   estate (including interests therein),
- Money Market Fund                      and (iii) purchase or sell securities
- S&P 500 Index Fund                     issued by entities or investment
- Morley Capital Accumulation Fund       vehicles that own or deal in real
- Value Opportunities Fund               estate (including interests therein).
- High Yield Bond Fund
- Morley Enhanced Income Fund
- Small Cap Index Fund
- Mid Cap Market Index Fund
- International Index Fund
- Bond Index Fund
[A Fund:] May not purchase or sell
real estate, except that each Fund
may acquire real estate through
ownership of securities or
instruments and may purchase or sell
securities issued by entities or
investment vehicles that own or deal
in real estate (including interests
therein) or instruments secured by
real estate (including interests
therein).


     The significant difference between the current policy and the proposed policy is that the proposed policy clarifies a Fund's ability to sell any real estate that it acquires as a result of its ownership of securities secured by real estate. While no Fund anticipates that it would ever own real estate outright as a result of its ownership of a security, if it were to so own real estate, such Fund would need to be able to sell such real estate promptly.

     The proposed changes for the above listed Funds will conform this investment policy to that of the Trust's other Funds.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 5.


  PROPOSAL 6 -- AMENDMENT TO FUNDAMENTAL POLICY REGARDING BORROWING MONEY AND
                           ISSUING SENIOR SECURITIES


     This table sets forth the current policy regarding borrowing money and issuing senior securities for the Prestige Funds of the Trust and such policy as proposed to be adopted by shareholders of the Prestige Funds.


FUND AND ITS CURRENT POLICY              PROPOSED POLICY (FOR ALL SUCH FUNDS)
---------------------------              ------------------------------------
- Prestige Large Cap Value Fund          [A Fund:] May not borrow money or
- Prestige Large Cap Growth Fund         issue senior securities, except that
- Prestige Balanced Fund                 each Fund may enter into reverse
- Prestige Small Cap Fund                repurchase agreements and may
- Prestige International Fund            otherwise borrow money and issue
[A Fund:] May not borrow money or        senior securities as and to the
issue senior securities, except that     extent permitted by the 1940 Act or
each Fund may enter into reverse         any rule, order or interpretation
repurchase agreements and may            thereunder.
otherwise borrow money and issue
senior securities as and to the
extent permitted by the 1940 Act or
any rule, order or interpretation
thereunder. In addition, each of the
Large Cap Value, Large Cap Growth,
Balanced, Small Cap and International
Funds may enter into mortgage dollar
roll transactions.



     The significant change proposed to the policy regarding borrowing money or issuing senior securities is to delete the specific reference to the Prestige Funds' ability to enter into mortgage dollar roll transactions. The Trust recognizes that mortgage dollar roll transactions may be considered to be a "borrowing" by a Fund. However, the Trust and VMF believe that a Prestige Fund's ability to enter into dollar roll transactions is already permitted by the language that each Fund "may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act." This specific reference to mortgage dollar roll transactions, though, creates an ambiguity as to the intent of the Trust as to the ability of the other Funds to enter into such transactions. The Trust believes that the other Funds do have the ability to enter into mortgage dollar roll transactions in the absence of this specific reference. By deleting this specific reference, any inadvertent ambiguity is removed.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 6.

    PROPOSAL 7 -- AMENDMENT TO FUNDAMENTAL POLICY REGARDING DIVERSIFICATION

     The following table sets for the current policy on diversification for each of the Value Opportunities Fund, High Yield Bond Fund and Morley Enhanced Income Fund and the proposed policy for such Funds on diversification.


FUND AND ITS CURRENT POLICY              PROPOSED POLICY (FOR ALL SUCH FUNDS)
---------------------------              ------------------------------------
- Value Opportunities Fund               [A Fund:] May not purchase securities
- High Yield Bond Fund                   of any one issuer, other than
- Morley Enhanced Income Fund            obligations issued or guaranteed by
[A Fund:] May not purchase securities    the U.S. Government, its agencies or
of one issuer, other than obligations    instrumentalities, if, immediately
issued or guaranteed by the U.S.         after such purchase, more than 5% of
Government, its agencies or              the Fund's total assets would be
instrumentalities, so that (a) more      invested in such issuer or the Fund
than 5% of the Fund's total assets       would hold more than 10% of the
(taken at current value) would be        outstanding voting securities of the
invested in such issuer (except that     issuer, except that 25% or less of
up to 75% of the Fund's total assets     the Fund's total assets may be
may be invested without regard to        invested without regard to such
such 5% limitation), and (b) more        limitations. There is no limit to the
than 25% of its total assets (taken      percentage of assets that may be
at current value) would be invested      invested in U.S. Treasury bills,
in securities of a single issuer.        notes, or other obligations issued or
There is no limit to the percentage      guaranteed by the U.S. Government,
of assets that may be invested in        its agencies or instrumentalities.
U.S. Treasury bills, notes, or other
obligations issued or guaranteed by
the U.S. Government, its agencies or
instrumentalities. (This restriction
does not apply to Funds described as
nondiversified in the Prospectus.)


     Each of these Funds currently operates as a diversified fund within the meaning of the 1940 Act. However, the current policy inadvertently does not follow the exact definition of a "diversified" company as set forth in the 1940 Act. Therefore, the proposed amendment would conform the diversification policy of these Funds to the specific language of the 1940 Act and to the diversification policy of the other diversified Funds of the Trust.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 7.

   PROPOSAL 8 -- RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL OF EACH OF THE MID CAP GROWTH FUND, GROWTH FUND, NATIONWIDE FUND, BOND FUND, TAX-FREE INCOME FUND, LONG-TERM U.S. GOVERNMENT BOND FUND,
 INTERMEDIATE U.S. GOVERNMENT BOND FUND, MONEY MARKET FUND, S&P 500 INDEX FUND,
            PRESTIGE LARGE CAP VALUE FUND, PRESTIGE LARGE CAP GROWTH

FUND, PRESTIGE SMALL CAP FUND, PRESTIGE BALANCED FUND AND PRESTIGE INTERNATIONAL
                                      FUND

     The investment objective for each of the Funds listed above is "fundamental," meaning that it may not be amended, in whole or in part, without prior shareholder approval. By reclassifying the fundamental investment objective of each of these Funds as non-fundamental, the Trustees of the Trust will be able to change a Fund's investment objective without shareholder approval.

     The investment objectives of these Funds are as follows:

FUND                                             INVESTMENT OBJECTIVE
----                                             --------------------
Mid Cap Growth Fund..................    Long-term capital appreciation
Growth Fund..........................    Long-term capital appreciation
Nationwide Fund......................    Total return through a flexible
                                         combination of current income and
                                         capital appreciation
Bond Fund............................    As high a level of current income as
                                         is consistent with preservation of
                                         capital
Tax-Free Income Fund.................    As high a level of current income
                                         that is exempt from federal income
                                         taxes as is consistent with the
                                         preservation of capital through
                                         investing in investment-grade
                                         municipal obligations.
Long-Term U.S. Government Bond           As high a level of current income as
  Fund...............................    is consistent with preservation of
                                         capital
Intermediate U.S. Government Bond        As high a level of current income as
  Fund...............................    is consistent with preservation of
                                         capital
Money Market Fund....................    As high a level of current income as
                                         is consistent with preservation of
                                         capital and maintenance of liquidity
S&P 500 Index Fund...................    To provide investment results that
                                         correspond to the price and yield
                                         performance of publicly traded common
                                         stocks, as represented by the
                                         Standard & Poor's 500 Composite Stock
                                         Price Index
Prestige Large Cap Value Fund........    To maximize total return, consisting
                                         of both capital appreciation and
                                         current income
Prestige Large Cap Growth Fund.......    Long-term capital appreciation
Prestige Small Cap Fund..............    Long-term capital appreciation
Prestige Balanced Fund...............    High total return from a diversified
                                         portfolio of equity and fixed income
                                         securities
Prestige International Fund..........    Long-term capital appreciation

     VMF recommended to the Trustees that the investment objective of each of these Funds be reclassified as non-fundamental to provide VMF greater flexibility and latitude in managing such Funds. If the investment objectives are reclassified as non-fundamental, the Board of Trustees of the Trust will be able to amend such objectives without shareholder approval.


     VMF does not currently anticipate recommending to the Trust's Board of Trustees that any of the investment objectives be modified. However, the Trust's recent policy when creating new funds is to have the investment objectives be non-fundamental, as is the case with the Morley Capital Accumulation Fund, the Morley Enhanced Income Fund, and the Investor Destinations Series. The Trust changed its policy about making investment objectives fundamental for these newer Funds because of changes in the federal securities laws which no longer require investment companies, such as the Trust, to comply with substantive state regulations. Previous state securities regulations had encouraged investment companies to adopt fundamental investment objectives.


     The requested flexibility permits VMF to recommend to the Board, and the Board to approve, modifications to a Fund's investment objective without the Trust's incurring the expense and time associated with calling a special shareholder's meeting and soliciting proxies from shareholders. VMF may make such a recommendation in order to modify an objective to address changing market conditions. An example of a changing market condition might be significantly fewer available dividend paying stocks within a Fund's target range, making an objective of current income more difficult for portfolios of equity securities. VMF could also recommend to the Trust's Board of Trustees that a Fund's investment objective be changed completely if it believes that such change would be in the best interests of the Fund's shareholders.


     In the event the Board of Trustees ever approves a material change to a Fund's non-fundamental investment objective, the Trust will provide prior written notice of the change to shareholders of that Fund.


     Approval of the reclassification of a Fund's fundamental investment objective as non-fundamental requires the affirmative vote of a majority of the outstanding Shares of that Fund, defined as the lesser of (a) 67% or more of the outstanding Shares of the Fund present at such Meeting, if holders of more than 50% of the Shares are present or represented by proxy, or (b) more than 50% of the Shares of that Fund. If the Proposal is not approved by shareholders of a particular Fund, the current investment objective will remain fundamental for that Fund.


             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 8.

PROPOSAL 9 -- AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST,
 ON BEHALF OF THE MID CAP GROWTH FUND, AND VILLANOVA MUTUAL FUND CAPITAL TRUST, AS INVESTMENT ADVISER TO SUCH FUND, TO INCREASE THE INVESTMENT ADVISORY FEE FOR
                                   SUCH FUND

INTRODUCTION

     The Trust, on behalf of the Mid Cap Growth Fund, initially entered into an Investment Advisory Agreement with Nationwide Advisory Services, Inc. ("NAS") on May 9, 1998; on

September 1, 1999, the investment advisory services being performed by NAS for the Fund were transferred to VMF, which is under common control with NAS. Shareholder approval was not required in order to transfer the investment advisory services from NAS to VMF because such transfer did not result in a change in the actual control or management of the Fund's investment adviser. Pursuant to the Investment Advisory Agreement, VMF manages the investments of the Mid Cap Growth Fund and supervises the Fund's daily business affairs, subject to the supervision and direction of the Board of Trustees.


     For services rendered, and expenses assumed under the Investment Advisory Agreement, VMF currently is entitled to receive a fee from the Fund computed daily and paid monthly based upon the following annual rates:


     0.60% on assets up to $250 million
     0.0575% on assets of $250 million and more but less than $1 billion 0.55% on assets of $1 billion and more but less than $2 billion 0.525% on assets of $2 billion and more but less than $5 billion 0.50% on assets of $5 billion and more

     VMF is proposing to increase such fee for the Fund under the Investment Advisory Agreement to the following annual fee, to be computed daily and paid monthly:

     1.03% on assets up to $250 million
     1.00% on assets of $250 million and more but less than $1 billion 0.97% on assets of $1 billion and more but less than $2 billion 0.94% on assets of $2 billion and more but less than $5 billion 0.91% on assets of $5 billion and more

REASONS FOR THE PROPOSED FEE INCREASE


     As discussed above, in September 1999, VMF assumed responsibilities as the investment adviser for the Trust as part of a reorganization of the asset management activities of Nationwide Financial Services, Inc. Since that time, VMF has implemented measures to enhance the scope and quality of services provided to the Trust with a view toward attracting additional assets, which may have beneficial effects on the Trust's expenses. As part of this process, VMF has been evaluating the manner in which each of the Funds is currently being managed and determining what are the most attractive areas of the market to invest in; as a result, VMF recently recommended to the Trust's Board of Trustees, and the Board agreed, that there be a significant restructuring of the investment strategies used by the Mid Cap Growth Fund to achieve its investment objective. Going forward, therefore, the Fund will focus on growth companies that are creating fundamental changes in the economy ("new economy companies") and the Fund's name will change to the Nationwide Quest Fund, which VMF believes reflects this new strategy.


     Currently, the Mid Cap Growth Fund seeks to achieve its investment objective of long-term capital appreciation by investing in the common stocks of mid-sized companies. In following this strategy, VMF and its predecessors previously have looked for investments that would increase in value over the long term. Since March 1, 2000, VMF has focused more on faster growing mid-sized companies. However, VMF is currently revising the investment policies of the Fund further to take advantage of what it sees as a particularly attractive segment of the market, namely new economy companies. Typically new economy companies are characterized by new or innovative products, services or processes with the potential to enhance earnings growth and are primarily in the service and information area of the global economy, such as in telecommunications, computer systems and software, broadcasting and publishing, health care, financial services and new age manufacturing. In order to fully implement this change in strategy, however, VMF will need to increase the resources available to the Fund and, for the reasons described below, is asking for a fee increase to assist it in doing so.


     In connection with this change in style, VMF advised the Board that VMF will need to, and intends to, focus more of its resources on managing the Fund in this new style. Already VMF has hired a new portfolio manager, Aaron Harris, who has a substantial track record of investing in new economy companies, and it is also increasing the research and analytical support capabilities of VMF to assist the new portfolio manager. Although the Fund has operated for more than 10 years (including the operations of the Fund's predecessor), the Mid Cap Growth Fund's assets have remained fairly small at approximately $20 million. As a result, the Fund is not currently big enough to realize economies of scale under its current fee schedule and as a result of the voluntary fee caps in place on the Fund, VMF operated the Fund at a loss during 1999. VMF believes that if the transition to focusing on the new economy companies is implemented successfully, more assets will be attracted to the Fund and the Fund will reach economies of scale more quickly.



     VMF also believes that maintaining compensation at competitive levels is necessary to attract and retain quality investment management and support personnel and to continue to provide high quality investment advice to the Fund. As a result, VMF believes that the proposed compensation under the amendment is appropriate in light of market conditions which favor, and which VMF expects will continue to favor, growth-oriented management styles.


     As part of their recommendation to the Board of Trustees, VMF presented information to the Trustees outlining the resources it intends to dedicate to the management of the Fund in this new style and describing VMF's profitability in managing the Fund using its current style. VMF also provided information on its analysis and determination of the fee structure which it believes will allow the Fund to be competitive with other similar funds in the current marketplace.

THE BOARD'S CONSIDERATIONS AND DETERMINATIONS


     On May 5, 2000, the Board of Trustees of the Trust reviewed and considered the proposed amendment to the current Investment Advisory Agreement between the Trust, on behalf of the Mid Cap Growth Fund, and VMF, and approved the amendment to the Agreement regarding the proposed increase in investment advisory fees. The Board of Trustees, in making its determination to approve the increased fees to be paid to VMF, considered the information provided by VMF, as well as other information made available to it regarding the Fund, its fees and its proposed operations. Specifically, the Trustees reviewed comparative expense and performance information, the current investment advisory fees paid by funds similar in size and investment style to those which will be employed by VMF in managing the Fund, and the need to provide VMF with adequate financial resources to provide such services, including the hiring of a new portfolio manager.


     The Board considered the history of the Fund, noting its small size and past performance. The Board also reviewed and considered VMF's plans to have the Fund focus on new economy companies, the current level of fees received by VMF versus expenses incurred by it in managing the Fund's portfolio, and the added resources needed to employ the new, proposed style of management effectively. The Board also reviewed the resume of the new portfolio manager and his experience and knowledge. The Board determined that (1) the scope and quality of the services which VMF has provided and expects to provide for the Fund have been and are satisfactory; (2) the proposed management fee rate is competitive compared to fee rates for mutual funds with similar investment objectives and policies; and (3) the terms of the Investment Advisory Agreement will not change under the amendment, except for the increased advisory fee for the Fund. Finally the Board considered VMF's belief that maintaining compensation at competitive levels over the long term is necessary for VMF to provide high quality services to the Fund and how the prospect of improved performance could attract additional assets for the Fund and improve the Fund's expense ratio.


     After reviewing all of the information the Board considered relevant and necessary, the Board determined that the proposed increase in investment management fees for the Mid Cap Growth Fund was in the best interests of the Fund and its shareholders. Specifically, the Board approved of VMF's proposed change in investment style for the Fund and that additional compensation was appropriate in order to implement such changes.

MORE ABOUT THE CHANGE IN FEES


     The following tables illustrate the effect of the proposed investment advisory fee increase upon holders of the different classes of Shares of the Mid Cap Growth Fund. The tables below compare the current fees as of October 31, 1999, including investment advisory fees payable by the Fund, to those fees that would have been payable by the Fund, on a pro forma basis, if the amendment to the Investment Advisory Agreement had been in effect:


                                 CLASS A SHARES

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)                 CURRENT FEES    PRO FORMA FEES
------------------------------------                 ------------    --------------
Maximum Sales Charge imposed on purchases (as a
  percentage of offering price)....................      5.75%            5.75%
ANNUAL FUND OPERATING EXPENSES
(DEDUCTED FROM FUND ASSETS)
-----------------------------
Management Fees....................................      0.60%            1.03%
Distribution and/or Service (12b-1) Fees...........      0.25             0.25
Other Expenses.....................................      0.98             0.98
                                                         ----             ----
TOTAL ANNUAL FUND OPERATING EXPENSES(1)............      1.83%            2.26%
                                                         ====             ====

---------------
(1) VMF has agreed to waive its fees or to reimburse "Other Expenses" to the extent necessary to ensure Total Annual Fund Operating Expenses for Class A Shares do not exceed 1.25% until further written notice to shareholders. If shareholders approve the proposed change in investment advisory fees, VMF will waive its fees or reimburse "Other Expenses" to the extent necessary to ensure Total Annual Fund Operating Expenses for Class A Shares do not exceed 1.63% until further written notice to shareholders.

     This example shows what you could pay in expenses over time. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. It assumes a 5% return each year, no expense reimbursement or waiver, and no changes in expenses during those periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
                                    --------    -----------    ----------    ---------
Assuming current fees:............    $750        $1,117         $1,508       $2,599
Assuming pro forma fees:..........    $791        $1,241         $1,715       $3,021

                                 CLASS B SHARES

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)                 CURRENT FEES    PRO FORMA FEES
------------------------------------                 ------------    --------------
Maximum Deferred Sales Charge imposed on
  redemptions (as a percentage of original purchase
  price or sale proceeds, as applicable)...........      5.00%            5.00%
ANNUAL FUND OPERATING EXPENSES
(DEDUCTED FROM FUND ASSETS)
-----------------------------
Management Fees....................................      0.60%            1.03%
Distribution and/or Service (12b-1) Fees...........      1.00             1.00
Other Expenses.....................................      0.99             0.99
                                                         ----            -----
TOTAL ANNUAL FUND OPERATING EXPENSES(1)............      2.59%            3.02%
                                                         ====            =====

---------------

(1) VMF has agreed to waive its fees or to reimburse "Other Expenses" to the extent necessary to ensure Total Annual Fund Operating Expenses for Class B Shares do not exceed 2.00% until further written notice to shareholders. If shareholders approve the proposed change in investment advisory fees, VMF will waive its fees or reimburse "Other Expenses" to the extent necessary to ensure Total Annual Fund Operating Expenses for Class B Shares do not exceed 2.38% until further written notice to shareholders.


     This example shows what you could pay in expenses over time. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. It assumes a 5% return each year, no expense reimbursement or waiver, and no changes in expenses during those periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
                                    --------    -----------    ----------    ---------
Assuming current fees:............    $762        $1,105         $1,575       $2,649
Assuming pro forma fees:..........    $805        $1,233         $1,787       $3,071

     You would pay the following expenses on the same investment if you did not sell your Shares:

                                    ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
                                    --------    -----------    ----------    ---------
Assuming current fees:............    $262         $805          $1,375       $2,649
Assuming pro forma fees:..........    $305         $933          $1,587       $3,071

                                 CLASS D SHARES


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)                 CURRENT FEES    PRO FORMA FEES
------------------------------------                 ------------    --------------
                                                         4.50%            4.50%
ANNUAL FUND OPERATING EXPENSES
(DEDUCTED FROM FUND ASSETS)
-----------------------------
Management Fees....................................      0.60%            1.03%
Distribution and/or Service (12b-1) Fees...........      None             None
Other Expenses.....................................      0.93             0.93
                                                         ----             ----
TOTAL ANNUAL FUND OPERATING EXPENSES(1)............      1.53%            1.96%
                                                         ====             ====


---------------

(1) VMF has agreed to waive its fees or to reimburse "Other Expenses" to the extent necessary to ensure Total Annual Fund Operating Expenses for Class D Shares do not exceed 1.00% until further written notice to shareholders. If shareholders approve the proposed change in investment advisory fees, VMF will waive its fees or reimburse "Other Expenses" to the extent necessary to ensure Total Annual Fund Operating Expenses for Class D Shares do not exceed 1.38% until further written notice to shareholders.


     This example shows what you could pay in expenses over time. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. It assumes a 5% return each year, no expense reimbursement or waiver, and no changes in expenses during those periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
                                    --------    -----------    ----------    ---------
Assuming current fees:............    $599        $  912         $1,247       $2,191
Assuming pro forma fees:..........    $640        $1,038         $1,460       $2,632


     For the fiscal year ended October 31, 1999, the Trust, on behalf of the Fund, incurred $66,283 in investment advisory fees. Of that amount VMF waived $59,278 pursuant to the fee waivers described above. If the investment advisory fee as proposed to be increased had been in effect for the year ended October 31, 1999, VMF would have been entitled to $113,786, a 72% increase. However, based upon VMF's proposed fee waivers as described above, of that $113,805, $23,203 would have been waived.


MORE ABOUT THE INVESTMENT ADVISORY AGREEMENT


     The current Investment Advisory Agreement was approved by the initial shareholder of the Mid Cap Growth Fund on May 8, 1998. Since then, the Investment Advisory Agreement has not since been submitted to shareholders for their approval.


     Unless sooner terminated, the Investment Advisory Agreement by its terms continues in effect for successive one-year periods ending May 9th of each year so long as (1) such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a vote of a majority of the outstanding Shares of the Fund, and (2) such renewal has been approved by the vote of a majority of Trustees of the Trust who are not "interested persons," as that term is defined by the 1940 Act, of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. Any liability of VMF under such Agreement is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreement. The Investment Advisory Agreement is not assignable and may be terminated with respect to the Fund without penalty on 60 days' written notice at the option of either party or by a vote of the shareholders of the Fund.

FURTHER INFORMATION REGARDING VMF


     VMF, Three Nationwide Plaza, Columbus, Ohio 43215, is a wholly owned subsidiary of Villanova Capital, Inc. ("VCI"), 97% of the outstanding common stock of which is owned by Nationwide Financial Services, Inc., a holding company ("NFS"). NFS has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B Common Stock) to control NFS. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policy holders. The address for each of these entities is One Nationwide Plaza, Columbus, Ohio 43215. Paul G. Hondros, a nominee for trustee of the Trust and President and Chief Executive Officer of VMF, currently owns approximately 3% of the outstanding common stock of VCI which he received as part of VCI's organization in 1999 and in connection with his annual compensation. Adding in performance shares granted but not yet earned until December 2001 based on performance objectives, as well as options to purchase shares, if fully vested according to the five year schedule and exercised, would translate into approximately 5.1% ownership of VCI by Mr. Hondros.



     The name, address and principal occupation of the principal executive officer of VMF and of the principal executive officers and directors of VCI, the managing unitholder of VMF, are as follows:



                                                             PRINCIPAL OCCUPATION
NAME                       POSITION WITH VMF OR VCI        AND BUSINESS ADDRESS(1)
----                       ------------------------        -----------------------
Paul J. Hondros          President and Chief           President and Chief Executive
                         Executive Officer of VMF and  Officer of VMF and VCI
                         VCI                           1200 River Road
                                                       Conshohocken, Pennsylvania 19428

Joseph J. Gasper         Director and Vice Chairman    Director, President and Chief
                         of VCI                        Operating Officer of NFS and
                                                       Nationwide Life Insurance
                                                       Company

Dimon R. McFerson        Director, Chief Executive     Chairman and Chief Executive
                         Officer -- Nationwide and     Officer of Nationwide Insurance
                         Chairman of the Board of VCI  and NAS

Robert A. Oakley         Director of VCI               Executive Vice
                                                       President -- Chief Financial
                                                       Officer for Nationwide Mutual
                                                       Insurance Company and NAS

                                                             PRINCIPAL OCCUPATION
NAME                       POSITION WITH VMF OR VCI        AND BUSINESS ADDRESS(1)
----                       ------------------------        -----------------------
Susan A. Wolken          Director of VCI               Senior Vice President -- Product
                                                       Management and Nationwide
                                                       Financial Marketing for NFS

Robert J. Woodward, Jr.  Director, Executive Vice      Executive Vice President and
                         President and Chief           Chief Investment Officer of
                         Investment Officer of VCI     Nationwide Life and Annuity
                                                       Insurance Company and Nationwide
                                                       Life Insurance Company


---------------

(1) Unless otherwise noted, the business address for each director of VCI is One Nationwide Plaza, Columbus, Ohio 43215.


     Certain affiliates of VMF provide services to the Fund and are compensated for such services. Under the terms of a Fund Administration Agreement, Villanova SA Capital Trust ("VSA"), Three Nationwide Plaza, Columbus, Ohio 43215, a wholly owned subsidiary of VCI, provides various administrative and accounting services to the Fund, including daily valuation of the Fund's Shares and preparation of financial statements, tax returns and regulatory reports. For these services, the Mid Cap Growth Fund pays VSA the following annual fee which is based on the Fund's average daily net assets: 0.07% on assets up to $250 million, 0.05% on assets of $250 million up to $1 billion, and 0.04% on assets of $1 billion and more.


     Prior to September 1, 1999, NAS, a wholly owned subsidiary of NFS, provided such services to the Mid Cap Growth Fund. For the fiscal year ended October 31, 1999, the Fund paid VSA and NAS a total of $7,733 under the Fund Administration Agreement for their respective services.



     NAS also serves as the Fund's principal underwriter. In its capacity as principal underwriter, NAS receives purchase orders and redemption requests relating to Shares of each of the Funds. As such, NAS is entitled to any front-end sales charges or contingent deferred sales charge imposed on purchases or sales of Shares of the Fund. NAS also receives fees from the Fund under a Distribution Plan adopted under Rule 12b-1 of the 1940 Act in connection with the sale and distribution of the Fund's Class A and Class B Shares. For the fiscal year ended October 31, 1999, NAS received a total of $51,729 in front-end and back-end sales charges and fees under the Distribution Plan with respect to the Fund and its Shares.



     In addition, Nationwide Investors Services, Inc. ("NISI"), a wholly owned subsidiary of VSA, Three Nationwide Plaza, Columbus, Ohio 43215, serves as transfer agent and dividend disbursing agent for the Mid Cap Growth Fund. For these services, NISI receives an annual fee of $16 per account from the Fund. For the fiscal year ended October 31, 1999, NISI received $24,498 from the Fund for its services.



     Approval of the amendment to the Investment Advisory Agreement with respect to the Fund requires the affirmative vote of a majority of all votes attributable to the outstanding Shares of the Fund, defined as the lesser of (a) 67% or more of the outstanding votes of the Fund present at such meeting, if holders of more than 50% of the Shares are present or represented by proxy, or
(b) more than 50% of the Shares of the Fund. If the amendment to the Investment Advisory Agreement is not approved, the current contractual fees will remain unchanged.


             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 9.

                             PRINCIPAL SHAREHOLDERS

     As of May 12, 2000, to the Trust's knowledge, the following are the only persons who had or shared voting or investment power over more than 5% of the outstanding shares of any class of any Fund:


                                                                NUMBER OF
                                                                  SHARES
                                                               BENEFICIALLY   PERCENTAGE OF
FUND AND CLASS                NAME AND ADDRESS OF SHAREHOLDER     OWNED        FUND OWNED
--------------                -------------------------------  ------------   -------------

Growth Fund                   Qualified Plan Variable Account   16,606,144(1)     27.52%
                              of
                              Nationwide Life Insurance
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Nationwide Fund               Qualified Plan Variable Account   10,266,376(1)     13.85%
                              of
                              Nationwide Life Insurance
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              NACO Variable Account of           5,899,971(1)      7.96%
                              Nationwide Life Insurance
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide DC Variable Account     5,027,710(1)      6.78%
                              of
                              Nationwide Life Insurance
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Bond Fund                     Qualified Plan Variable Account    3,487,007(1)     26.26%
                              of
                              Nationwide Life Insurance
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Intermediate U.S. Government  Qualified Plan Variable Account    2,014,042(1)     18.73%
  Bond Fund                   of
                              Nationwide Life Insurance
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

                              Nationwide Pensions Managed        1,516,808        14.11%
                              Personal Portfolio Series #4
                              One Nationwide Plaza
                              Columbus, Ohio 43215

                              Nationwide Pensions Managed        1,261,928        11.74%
                              Personal Portfolio Series #5
                              One Nationwide Plaza
                              Columbus, Ohio 43215

                                                                NUMBER OF
                                                                  SHARES
                                                               BENEFICIALLY   PERCENTAGE OF
FUND AND CLASS                NAME AND ADDRESS OF SHAREHOLDER     OWNED        FUND OWNED
--------------                -------------------------------  ------------   -------------
                              Nationwide Pensions Managed        1,164,579        10.83%
                              Personal Portfolio Series #3
                              One Nationwide Plaza
                              Columbus, Ohio 43215

                              Nationwide Pensions Managed          567,566         5.28%
                              Personal Portfolio Series #2
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Money Market Fund             Qualified Plan Variable Account  654,592,234(1)     46.89%
                              of
                              Nationwide Life Insurance
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

                              Nationwide DC Variable Account    96,154,205(1)      6.89%
                              of
                              Nationwide Life Insurance
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

S&P 500 Index Fund            Nationwide Life Insurance            905,286         5.84%
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

                              Qualified Plan Variable Account   11,222,681(1)     72.87%
                              of
                              Nationwide Life Insurance
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

                              Nationwide DC Variable Account     1,052,748(1)      6.79%
                              of
                              Nationwide Life Insurance
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Morley Capital Accumulation   Qualified Plan Variable Account      449,893(1)     29.01%
  Fund                        of
                              Nationwide Life Insurance
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

                              Nationwide Life Insurance            532,845        34.35%
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

                                                                NUMBER OF
                                                                  SHARES
                                                               BENEFICIALLY   PERCENTAGE OF
FUND AND CLASS                NAME AND ADDRESS OF SHAREHOLDER     OWNED        FUND OWNED
--------------                -------------------------------  ------------   -------------
                              Circle Trust Company                 207,509        13.38%
                              Custodian for Richman Gordman
                              Half Price Stores, Inc. Savings
                              Plus Plan
                              Metro Center
                              One Station Place
                              Stamford, Connecticut 06902

                              Morley Capital Management            206,889        13.34%
                              5665 SW Meadows Road
                              Lake Oswego, Oregon 97035

Morley Enhanced Income Fund   Nationwide Pensions Managed          646,855        57.90%
                              Personal Portfolio Series #1
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Pensions Managed          226,340        20.26%
                              Personal Portfolio Series #3
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Pensions Managed          220,644        19.75%
                              Personal Portfolio Series #6
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Prestige Large Cap Value      Nationwide Pensions Managed          789,990        27.36%
  Fund                        Personal Portfolio Series #5
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Pensions Managed          711,987        24.66%
                              Personal Portfolio Series #4
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Pensions Managed          647,609        22.43%
                              Personal Portfolio Series #6
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Pensions Managed          218,674         7.57%
                              Personal Portfolio Series #3
                              One Nationwide Plaza
                              Columbus, Ohio 43215

                                                                NUMBER OF
                                                                  SHARES
                                                               BENEFICIALLY   PERCENTAGE OF
FUND AND CLASS                NAME AND ADDRESS OF SHAREHOLDER     OWNED        FUND OWNED
--------------                -------------------------------  ------------   -------------
Prestige Large Cap Growth     Nationwide Pensions Managed          679,059        20.01%
  Fund                        Personal Portfolio Series #6
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Pensions Managed          552,345        16.28%
                              Personal Portfolio Series #5
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Pensions Managed          497,934        14.67%
                              Personal Portfolio Series #4
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Pensions Managed          305,845         9.01%
                              Personal Portfolio Series #3
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              NACO Variable Account of             271,299(1)      8.00%
                              Nationwide Life Insurance
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide DC Variable Account       215,436(1)      6.35%
                              of
                              Nationwide Life Insurance
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Prestige Small Cap Fund       Nationwide Pensions Managed          646,240        30.81%
                              Personal Portfolio Series #5
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Pensions Managed          529,662        25.25%
                              Personal Portfolio Series #6
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Pensions Managed          291,289        13.88%
                              Personal Portfolio Series #4
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Pensions Managed          178,918         8.53%
                              Personal Portfolio Series #3
                              One Nationwide Plaza
                              Columbus, Ohio 43215

                                                                NUMBER OF
                                                                  SHARES
                                                               BENEFICIALLY   PERCENTAGE OF
FUND AND CLASS                NAME AND ADDRESS OF SHAREHOLDER     OWNED        FUND OWNED
--------------                -------------------------------  ------------   -------------
                              Nationwide DC Variable Account       153,607(1)      7.32%
                              of
                              Nationwide Life Insurance
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Prestige Balanced Fund        Nationwide Life Insurance            522,029        61.13%
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Qualified Plan Variable Account       54,645(1)      6.40%
                              of
                              Nationwide Life Insurance
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              NACO Variable Account of              86,646(1)     10.01%
                              Nationwide Life Insurance
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide DC Variable Account        80,537(1)      9.43%
                              of
                              Nationwide Life Insurance
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Prestige International Fund   Nationwide Pensions Managed          577,604        41.31%
                              Personal Portfolio Series #6
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Pensions Managed          352,366        25.20%
                              Personal Portfolio Series #5
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Pensions Managed          317,655        22.72%
                              Personal Portfolio Series #4
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Small Cap Index Fund          Villanova Mutual Fund Capital          2,000        73.00%
                              Trust
                              1200 River Road
                              Conshohocken, Pennsylvania
                              19428
                              Investor Destinations                    315        11.50%
                              Aggressive Fund
                              Three Nationwide Plaza
                              Columbus, Ohio 43215

                                                                NUMBER OF
                                                                  SHARES
                                                               BENEFICIALLY   PERCENTAGE OF
FUND AND CLASS                NAME AND ADDRESS OF SHAREHOLDER     OWNED        FUND OWNED
--------------                -------------------------------  ------------   -------------
                              Investor Destinations Moderate           287        10.47%
                              Fund
                              Three Nationwide Plaza
                              Columbus, Ohio 43215
                              Investor Destinations                    137         5.00%
                              Moderately
                              Aggressive Fund
                              Three Nationwide Plaza
                              Columbus, Ohio 43215

International Index Fund      J. Dan Bourchillon &                   7,500        29.08%
                              Sherry Bouchillon
                              1102 Rugby Court
                              Louisville, Kentucky 40222
                              Nationwide Advisory Services           5,423        21.03%
                              as Custodian for IRA Plan
                              Eugene J Williams
                              9566 Neowash Road
                              Waterville, Ohio 43566

Bond Index Fund               Villanova Mutual Fund Capital          2,044        18.30%
                              Trust
                              1200 River Road
                              Conshohocken, Pennsylvania
                              19428
                              Investor Destinations Moderate         1,569        24.72%
                              Fund
                              Three Nationwide Plaza
                              Columbus, Ohio 43215
                              Investor Destinations                  1,054        16.61%
                              Moderately
                              Conservative Fund
                              Three Nationwide Plaza
                              Columbus, Ohio 43215
                              Investor Destinations                  1,054        16.61%
                              Conservative Fund
                              Three Nationwide Plaza
                              Columbus, Ohio 43215
                              Investor Destinations                    452         7.12%
                              Moderately
                              Aggressive Fund
                              Three Nationwide Plaza
                              Columbus, Ohio 43215

Mid Cap Market Index Fund     Nationwide Life Insurance            501,087       100.00%
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Investor Destinations         Villanova Mutual Fund Capital          3,000       100.00%
  Aggressive Fund             Trust
                              1200 River Road
                              Conshohocken, Pennsylvania
                              19428

                                                                NUMBER OF
                                                                  SHARES
                                                               BENEFICIALLY   PERCENTAGE OF
FUND AND CLASS                NAME AND ADDRESS OF SHAREHOLDER     OWNED        FUND OWNED
--------------                -------------------------------  ------------   -------------
Investor Destinations         Villanova Mutual Fund Capital          3,000       100.00%
  Moderately Aggressive Fund  Trust
                              1200 River Road
                              Conshohocken, Pennsylvania
                              19428

Investor Destinations         Villanova Mutual Fund Capital          3,000       100.00%
  Moderate Fund               Trust
                              1200 River Road
                              Conshohocken, Pennsylvania
                              19428

Investor Destinations         Villanova Mutual Fund Capital          3,000       100.00%
  Moderately Conservative     Trust
  Fund                        1200 River Road
                              Conshohocken, Pennsylvania
                              19428

Investor Destinations         Villanova Mutual Fund Capital          3,000       100.00%
  Conservative Fund           Trust
                              1200 River Road
                              Conshohocken, Pennsylvania
                              19428

Value Opportunities Fund      Villanova Mutual Fund Capital        100,139        53.07%
                              Trust
                              1200 River Road
                              Conshohocken, Pennsylvania
                              19428
                              Charles Schwab & Co.                  13,780         7.30%
                              Special Custody Act for the
                              Exclusive Benefit of Customers
                              101 Montgomery Street
                              San Francisco, California 94104
                              State Street Bank & Trust Co.         38,591        20.44%
                              Herzog Heine Geduld Inc.
                              200 New Port Ave.
                              North Quincy, Massachusetts
                              02171

High Yield Bond Fund          Nationwide Life Insurance         10,470,775        97.46%
                              Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215


---------------


(1) As described above, Nationwide will vote these Shares in accordance with voting instructions it receives in a timely manner from owners of variable contracts.


                             SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at any future Meeting of Shareholders must be received by the Trust at its principal office a reasonable time before the Trust begins to print and mail its proxy materials for such meeting in order for such proposal to be considered for inclusion in the Trust's Proxy Statement and form or forms of proxy relating to such meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in such proxy materials.

                             ADDITIONAL INFORMATION


     With respect to the actions to be taken by the shareholders of the Funds on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders entitled to cast a majority of the Shares of the Trust on a particular Proposal at the Meeting shall constitute a quorum for purposes of voting upon such Proposal at the Meeting, provided that no action required by law or the Trust's Declaration of Trust to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion. Abstentions shall be treated as votes present for purposes of determining whether a quorum exists. Broker non-votes, as described below, will not be treated as votes present for purposes of determining whether a quorum exists. For purposes of determining whether Proposals 1 and 2 have been approved, abstentions and broker non-votes will have no effect. For purposes of determining whether Proposals 3 through 9 have been approved, abstentions and broker non-votes have the effect of "against" votes for those Proposals. As used above, broker non-votes are Shares for which a broker holding such Shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such Shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner.



     The Trust will bear all costs in connection with the solicitation of proxies from shareholders of the Trust. It is currently expected that solicitation of proxies will be primarily by mail. However, the Trust may engage Shareholder Communications Corporation ("SCC") to assist in soliciting proxies by telephone or other means if the Trust determines that sufficient proxies to approve one or more Proposals will not likely be received prior to the date of the Meeting. At this time the material terms or cost of such an agreement, if any, with SCC has not been determined.


                                                   By Order of the Trustees
                                                   /s/ Elizabeth A. Davin
                                                   Elizabeth A. Davin, Secretary


June 15, 2000

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                     Vote this proxy card TODAY!
            NATIONWIDE MUTUAL FUNDS                  Your prompt response will
                                                      save your Fund the expense
                                                       of additional mailings.



         o Please fold and detach card at perforation before mailing o


                            NATIONWIDE MUTUAL FUNDS
                         ANNUAL MEETING OF SHAREHOLDERS
                        PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Bryan Haft, Gregory Keifer and Karen Tackett, or any one of them, attorneys, with full power of substitution, to vote all shares of the Fund of the Nationwide Mutual Funds ("Trust") as indicated above which the undersigned is entitled to vote at an Annual Meeting of Shareholders of the Trust to be held at 215 S. Front Street, Lower Level, Room G, Columbus, Ohio 43215, on Wednesday, July 26, 2000 at 10:30 a.m., E.D.S.T., and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
                                          Date: ______________________

                                          NOTE: Please sign exactly as your
                                          name appears on this Voting
                                          Instruction Form. When shares are
                                          held by joint tenants, both should
                                          sign. When signing in a fiduciary
                                          capacity, such as executor,
                                          administrator, trustee, attorney,
                                          guardian, etc., please so indicate.
                                          Corporate and partnership proxies
                                          should be signed by an authorized
                                          person indicating the person's title.
                                          ______________________________________


                                          ______________________________________
                                          Signature(s) (Title(s), if applicable)

                                       PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                                                   ENCLOSED ENVELOPE

                                                              NATIONWIDE PC

                                           Complete this instruction form TODAY!
            NATIONWIDE MUTUAL FUNDS              Your prompt response will
                                                save your Fund the expense
                                                  of additional mailings.



         o Please fold and detach card at perforation before mailing o


                                                         NATIONWIDE MUTUAL FUNDS


The undersigned contract owner of a variable annuity or variable life insurance contract, revoking previous voting instructions, hereby instructs Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company to vote all shares of the Fund of the Nationwide Mutual Funds ("Trust") as indicated above attributable to his or her variable annuity or variable life insurance contract as of May 12, 2000, at an Annual Meeting of Shareholders of the Trust to be held at 215 S. Front Street, Lower Level, Room G, Columbus, Ohio 43215, on Wednesday, July 26, 2000 at 10:30 a.m., E.D.S.T., and at any adjournments thereof. These Instructions shall be used to vote on the proposals described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                          Date: ______________________

                                          NOTE: Please sign exactly as your
                                          name appears on this Voting
                                          Instruction Form. When shares are
                                          held by joint tenants, both should
                                          sign. When signing in a fiduciary
                                          capacity, such as executor,
                                          administrator, trustee, attorney,
                                          guardian, etc., please so indicate.
                                          Corporate and partnership proxies
                                          should be signed by an authorized
                                          person indicating the person's title.
                                          ______________________________________


                                          ______________________________________
                                          Signature(s) (Title(s), if applicable)

                                       PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                                                   ENCLOSED ENVELOPE

                                                                   NATIONWIDE IC

Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


         o Please fold and detach card at perforation before mailing. o



                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.


1.  To elect the 12 nominees specified below as Trustees:                   FOR all nominees        WITHHOLD
    Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore,            listed (except as       authority
    Robert M. Duncan, Joseph J. Gasper, Barbara Hennigar, Paul J.             marked to the      to vote for all
    Hondros, Thomas J. Kerr IV, Douglas F. Kridler, Dimon R. McFerson,      contrary at left).      nominees.
    Arden L. Shisler, David C. Wetmore

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL               [   ]                [   ]                       1.
    NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

    __________________________________________________________________            FOR               AGAINST            ABSTAIN

2.  To ratify the selection of KPMG LLP as independent auditors of the Trust.    [   ]               [   ]             [   ]      2.

3.  To amend the fundamental investment policy regarding making loans for        [   ]               [   ]             [   ]      3.
    the Fund.

4.  To amend the fundamental investment policy regarding commodities and         [   ]               [   ]             [   ]      4.
    commodities contracts for the Fund.

5.  To amend the fundamental investment policy regarding real estate for         [   ]               [   ]             [   ]      5.
    the Fund.

6.  Not Applicable

7.  Not Applicable

8.  To approve the reclassification of the fundamental investment                [   ]               [   ]             [   ]      8.
    objective(s) of the Fund as nonfundamental.

9.  Not Applicable


                 RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE           AAA-PC

Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THESE INSTRUCTIONS ARE SIGNED AND RETURNED, THESE INSTRUCTIONS SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


         o Please fold and detach card at perforation before mailing. o



                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.


1.  To elect the 12 nominees specified below as Trustees:                   FOR all nominees        WITHHOLD
    Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore,            listed (except as       authority
    Robert M. Duncan, Joseph J. Gasper, Barbara Hennigar, Paul J.             marked to the      to vote for all
    Hondros, Thomas J. Kerr IV, Douglas F. Kridler, Dimon R. McFerson,      contrary at left).      nominees.
    Arden L. Shisler, David C. Wetmore

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL               [   ]                [   ]                     1.
    NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

    __________________________________________________________________            FOR               AGAINST            ABSTAIN

2.  To ratify the selection of KPMG LLP as independent auditors of the Trust.    [   ]               [   ]             [   ]    2.

3.  To amend the fundamental investment policy regarding making loans for        [   ]               [   ]             [   ]    3.
    the Fund.

4.  To amend the fundamental investment policy regarding commodities and         [   ]               [   ]             [   ]    4.
    commodities contracts for the Fund.

5.  To amend the fundamental investment policy regarding real estate for         [   ]               [   ]             [   ]    5.
    the Fund.

6.  Not Applicable

7.  Not Applicable

8.  To approve the reclassification of the fundamental investment                [   ]               [   ]             [   ]    8.
    objective(s) of the Fund as nonfundamental.

9.  Not Applicable


      RETURN THE VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE        AAA-IC

Please refer to the Proxy Statement discussion of each of these proposals. IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED,
THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


         o Please fold and detach card at perforation before mailing. o



                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.


1.  To elect the 12 nominees specified below as Trustees:                   FOR all nominees        WITHHOLD
    Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore,            listed (except as       authority
    Robert M. Duncan, Joseph J. Gasper, Barbara Hennigar, Paul J.             marked to the      to vote for all
    Hondros, Thomas J. Kerr IV, Douglas F. Kridler, Dimon R. McFerson,      contrary at left).      nominees.
    Arden L. Shisler, David C. Wetmore

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL               [   ]                [   ]                      1.
    NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

    __________________________________________________________________            FOR               AGAINST            ABSTAIN

2.  To ratify the selection of KPMG LLP as independent auditors of the Trust.    [   ]               [   ]             [   ]     2.

3.  To amend the fundamental investment policy regarding making loans for        [   ]               [   ]             [   ]     3.
    the Fund.

4.  To amend the fundamental investment policy regarding commodities and         [   ]               [   ]             [   ]     4.
    commodities contracts for the Fund.

5.  To amend the fundamental investment policy regarding real estate for         [   ]               [   ]             [   ]     5.
    the Fund.

6.  Not Applicable

7.  Not Applicable

8.  To approve the reclassification of the fundamental investment                [   ]               [   ]             [   ]     8.
    objective(s) of the Fund as nonfundamental.

9.  To approve an amendment to the investment Advisory Agreement between the     [   ]               [   ]             [   ]     9.
    Trust on behalf of the Fund, and Villanova Mutual Fund Capital Trust to
    increase the investment advisory fee for the Fund.


                 RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE           BBB-PC

Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THESE INSTRUCTIONS ARE SIGNED AND RETURNED, THESE INSTRUCTIONS SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


         o Please fold and detach card at perforation before mailing. o



                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.


1.  To elect the 12 nominees specified below as Trustees:                   FOR all nominees        WITHHOLD
    Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore,            listed (except as       authority
    Robert M. Duncan, Joseph J. Gasper, Barbara Hennigar, Paul J.             marked to the      to vote for all
    Hondros, Thomas J. Kerr IV, Douglas F. Kridler, Dimon R. McFerson,      contrary at left).      nominees.
    Arden L. Shisler, David C. Wetmore

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL               [   ]                [   ]                     1.
    NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

    __________________________________________________________________            FOR               AGAINST            ABSTAIN

2.  To ratify the selection of KPMG LLP as independent auditors of the Trust.    [   ]               [   ]             [   ]    2.

3.  To amend the fundamental investment policy regarding making loans for        [   ]               [   ]             [   ]    3.
    the Fund.

4.  To amend the fundamental investment policy regarding commodities and         [   ]               [   ]             [   ]    4.
    commodities contracts for the Fund.

5.  To amend the fundamental investment policy regarding real estate for         [   ]               [   ]             [   ]    5.
    the Fund.

6.  Not Applicable

7.  Not Applicable

8.  To approve the reclassification of the fundamental investment                [   ]               [   ]             [   ]    8.
    objective(s) of the Fund as nonfundamental.

9.  To approve an amendment to the investment Advisory Agreement between the     [   ]               [   ]             [   ]    9.
    Trust on behalf of the Fund, and Villanova Mutual Fund Capital Trust to
    increase the investment advisory fee for the Fund.


      RETURN THE VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE        BBB-IC

Please refer to the Proxy Statement discussion of each of these proposals. IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


         o Please fold and detach card at perforation before mailing. o



                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1.  To elect the 12 nominees specified below as Trustees:                   FOR all nominees        WITHHOLD
    Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore,            listed (except as      authority
    Robert M. Duncan, Joseph J. Gasper, Barbara Hennigar, Paul J.             marked to the      to vote for all
    Hondros, Thomas J. Kerr IV, Douglas F. Kridler, Dimon R. McFerson,      contrary at left).      nominees.
    Arden L. Shisler, David C. Wetmore

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL               [   ]                [   ]                       1.
    NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)
    __________________________________________________________________            FOR               AGAINST            ABSTAIN

2.  To ratify the selection of KPMG LLP as independent auditors of the Trust.    [   ]                [   ]             [   ]     2.

3.  To amend the fundamental investment policy regarding making loans for        [   ]                [   ]             [   ]     3.
    the Fund.

4.  To amend the fundamental investment policy regarding commodities and         [   ]                [   ]             [   ]     4.
    commodities contracts for the Fund.

5.  To amend the fundamental investment policy regarding real estate for         [   ]                [   ]             [   ]     5.
    the Fund.

6.  Not Applicable

7.  Not Applicable

8.  Not Applicable

9.  Not Applicable



          RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE                 CCC-PC

Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THESE INSTRUCTIONS ARE SIGNED AND RETURNED, THESE INSTRUCTIONS SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


         o Please fold and detach card at perforation before mailing. o



                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1.  To elect the 12 nominees specified below as Trustees:                   FOR all nominees        WITHHOLD
    Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore,            listed (except as      authority
    Robert M. Duncan, Joseph J. Gasper, Barbara Hennigar, Paul J.             marked to the      to vote for all
    Hondros, Thomas J. Kerr IV, Douglas F. Kridler, Dimon R. McFerson,      contrary at left).      nominees.
    Arden L. Shisler, David C. Wetmore

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL               [   ]                [   ]                       1.
    NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)
    __________________________________________________________________            FOR               AGAINST            ABSTAIN

2.  To ratify the selection of KPMG LLP as independent auditors of the Trust.    [   ]                [   ]             [   ]     2.

3.  To amend the fundamental investment policy regarding making loans for        [   ]                [   ]             [   ]     3.
    the Fund.

4.  To amend the fundamental investment policy regarding commodities and         [   ]                [   ]             [   ]     4.
    commodities contracts for the Fund.

5.  To amend the fundamental investment policy regarding real estate for         [   ]                [   ]             [   ]     5.
    the Fund.

6.  Not Applicable

7.  Not Applicable

8.  Not Applicable

9.  Not Applicable



    RETURN THE VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE          CCC-IC

Please refer to the Proxy Statement discussion of each of these proposals. IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


         o Please fold and detach card at perforation before mailing. o



                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1.  To elect the 12 nominees specified below as Trustees:                   FOR all nominees        WITHHOLD
    Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore,            listed (except as      authority
    Robert M. Duncan, Joseph J. Gasper, Barbara Hennigar, Paul J.             marked to the      to vote for all
    Hondros, Thomas J. Kerr IV, Douglas F. Kridler, Dimon R. McFerson,      contrary at left).      nominees.
    Arden L. Shisler, David C. Wetmore

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL               [   ]                [   ]                       1.
    NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)
    __________________________________________________________________            FOR               AGAINST            ABSTAIN

2.  To ratify the selection of KPMG LLP as independent auditors of the Trust.    [   ]                [   ]             [   ]     2.

3.  To amend the fundamental investment policy regarding making loans for        [   ]                [   ]             [   ]     3.
    the Fund.

4.  To amend the fundamental investment policy regarding commodities and         [   ]                [   ]             [   ]     4.
    commodities contracts for the Fund.

5.  To amend the fundamental investment policy regarding real estate for         [   ]                [   ]             [   ]     5.
    the Fund.

6.  Not Applicable

7.  To amend the fundamental investment policy with respect to                   [   ]                [   ]             [   ]    7.
    diversification for the Fund.

8.  Not Applicable

9.  Not Applicable



          RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE                 DDD-PC

Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THESE INSTRUCTIONS ARE SIGNED AND RETURNED, THESE INSTRUCTIONS SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


         o Please fold and detach card at perforation before mailing. o



                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1.  To elect the 12 nominees specified below as Trustees:                   FOR all nominees        WITHHOLD
    Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore,            listed (except as      authority
    Robert M. Duncan, Joseph J. Gasper, Barbara Hennigar, Paul J.             marked to the      to vote for all
    Hondros, Thomas J. Kerr IV, Douglas F. Kridler, Dimon R. McFerson,      contrary at left).      nominees.
    Arden L. Shisler, David C. Wetmore

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL               [   ]                [   ]                       1.
    NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)
    __________________________________________________________________            FOR               AGAINST            ABSTAIN

2.  To ratify the selection of KPMG LLP as independent auditors of the Trust.    [   ]                [   ]             [   ]     2.

3.  To amend the fundamental investment policy regarding making loans for        [   ]                [   ]             [   ]     3.
    the Fund.

4.  To amend the fundamental investment policy regarding commodities and         [   ]                [   ]             [   ]     4.
    commodities contracts for the Fund.

5.  To amend the fundamental investment policy regarding real estate for         [   ]                [   ]             [   ]     5.
    the Fund.

6.  Not Applicable

7.  To amend the fundamental investment policy with respect to                   [   ]                [   ]             [   ]    7.
    diversification for the Fund.

8.  Not Applicable

9.  Not Applicable



      RETURN THE VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE         DDD-IC

Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


         o Please fold and detach card at perforation before mailing. o



                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.


1.  To elect the 12 nominees specified below as Trustees:                   FOR all nominees         WITHHOLD
    Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore,            listed (except as       authority
    Robert M. Duncan, Joseph J. Gasper, Barbara Hennigar, Paul J.             marked to the      to vote for all
    Hondros, Thomas J. Kerr IV, Douglas F. Kridler, Dimon R. McFerson,      contrary at left).      nominees.
    Arden L. Shisler, David C. Wetmore

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL               [   ]                [   ]                       1.
    NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

    __________________________________________________________________            FOR               AGAINST            ABSTAIN

2.  To ratify the selection of KPMG LLP as independent auditors of the Trust.    [   ]               [   ]             [   ]      2.

3.  To amend the fundamental investment policy regarding making loans for        [   ]               [   ]             [   ]      3.
    the Fund.

4.  To amend the fundamental investment policy regarding commodities and         [   ]               [   ]             [   ]      4.
    commodities contracts for the Fund.

5.  Not Applicable

6.  To amend the fundamental investment policy regarding borrowing and           [   ]               [   ]             [   ]      6.
    issuing senior securities for the Fund.

7.  Not Applicable

8.  To approve the reclassification of the fundamental investment                [   ]               [   ]             [   ]      8.
    objective(s) of the Fund as nonfundamental.

9.  Not Applicable


                 RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE           FFF-PC

Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THESE INSTRUCTIONS SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


         o Please fold and detach card at perforation before mailing. o



                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1.  To elect the 12 nominees specified below as Trustees:                   FOR all nominees         WITHHOLD
    Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore,            listed (except as       authority
    Robert M. Duncan, Joseph J. Gasper, Barbara Hennigar, Paul J.             marked to the      to vote for all
    Hondros, Thomas J. Kerr IV, Douglas F. Kridler, Dimon R. McFerson,      contrary at left).      nominees.
    Arden L. Shisler, David C. Wetmore

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL               [   ]                [   ]                       1.
    NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)
    __________________________________________________________________            FOR               AGAINST            ABSTAIN

2.  To ratify the selection of KPMG LLP as independent auditors of the Trust.    [   ]                [   ]             [   ]     2.

3.  To amend the fundamental investment policy regarding making loans for        [   ]                [   ]             [   ]     3.
    the Fund.

4.  To amend the fundamental investment policy regarding commodities and         [   ]                [   ]             [   ]     4.
    commodities contracts for the Fund.

5.  Not Applicable

6.  To amend the fundamental investment policy regarding borrowing and           [   ]                [   ]             [   ]     6.
    issuing senior securities for the Fund.

7.  Not Applicable

8.  To approve the reclassification of the fundamental investment                [   ]                [   ]             [   ]     8.
    objective(s) of the Fund as nonfundamental.

9.  Not Applicable


          RETURN THE VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE     FFF-IC

Please refer to the Proxy Statement discussion of each of these proposals. IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


         o Please fold and detach card at perforation before mailing. o



                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1.  To elect the 12 nominees specified below as Trustees:                   FOR all nominees        WITHHOLD
    Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore,            listed (except as      authority
    Robert M. Duncan, Joseph J. Gasper, Barbara Hennigar, Paul J.             marked to the      to vote for all
    Hondros, Thomas J. Kerr IV, Douglas F. Kridler, Dimon R. McFerson,      contrary at left).      nominees.
    Arden L. Shisler, David C. Wetmore

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL               [   ]                [   ]                       1.
    NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)
    __________________________________________________________________            FOR               AGAINST            ABSTAIN

2.  To ratify the selection of KPMG LLP as independent auditors of the Trust.    [   ]                [   ]             [   ]     2.

3.  To amend the fundamental investment policy regarding making loans for        [   ]                [   ]             [   ]     3.
    the Fund.

4.  To amend the fundamental investment policy regarding commodities and         [   ]                [   ]             [   ]     4.
    commodities contracts for the Fund.

5.  Not Applicable

6.  Not Applicable

7.  Not Applicable

8.  Not Applicable

9.  Not Applicable



          RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE                 GGG-PC

Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THESE INSTRUCTIONS ARE SIGNED AND RETURNED, THESE INSTRUCTIONS SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


         o Please fold and detach card at perforation before mailing. o



                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1.  To elect the 12 nominees specified below as Trustees:                   FOR all nominees        WITHHOLD
    Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore,            listed (except as      authority
    Robert M. Duncan, Joseph J. Gasper, Barbara Hennigar, Paul J.             marked to the      to vote for all
    Hondros, Thomas J. Kerr IV, Douglas F. Kridler, Dimon R. McFerson,      contrary at left).      nominees.
    Arden L. Shisler, David C. Wetmore

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL               [   ]                [   ]                       1.
    NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)
    __________________________________________________________________            FOR               AGAINST            ABSTAIN

2.  To ratify the selection of KPMG LLP as independent auditors of the Trust.    [   ]                [   ]             [   ]     2.

3.  To amend the fundamental investment policy regarding making loans for        [   ]                [   ]             [   ]     3.
    the Fund.

4.  To amend the fundamental investment policy regarding commodities and         [   ]                [   ]             [   ]     4.
    commodities contracts for the Fund.

5.  Not Applicable

6.  Not Applicable

7.  Not Applicable

8.  Not Applicable

9.  Not Applicable



      RETURN THE VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE         GGG-IC